UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:  811-10573

                   Alliance National Municipal Income Fund, Inc.
                (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                Mark R. Manley
                       Alliance Capital Management, L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
                  (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                 Date of fiscal year end:  October 31, 2004

                 Date of reporting period:  April 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


AllianceBernstein [LOGO](SM)
Investment Research and Management


Closed End
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Alliance National Municipal Income Fund
-------------------------------------------------------------------------------
Semi-Annual Report--April 30, 2004

Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 25, 2004

Semi-Annual Report
This report provides management's discussion of fund performance for Alliance National Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2004.

Investment Objective and Policies
The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2004. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.



INVESTMENT RESULTS*
Periods Ended April 30, 2004

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
Alliance National
Municipal Income Fund
(NAV)                          3.02%               5.32%
------------------------------------------------------------
Lehman Brothers
Municipal Index                1.19%               2.68%
------------------------------------------------------------
Lipper General
Municipal Debt Funds
(Leveraged) Average            2.21%               4.97%
------------------------------------------------------------

   The Fund's market price per share on April 30, 2004 was $13.34. For additional Financial Highlights, please see pages 24-25.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of April 30, 2004. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Past performance is no guarantee of future results.

  The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1
a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For the six- and 12-month periods ended April 30, 2004, the Lipper General Municipal Debt Funds (Leveraged) Average consisted of 65 and 64 funds, respectively. These funds have generally similar investment objectives to Alliance National Municipal Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including Alliance National Municipal Income Fund.

For the six-month period ended April 30, 2004, the municipal bond market posted positive returns even though long municipal rates rose by 0.13%. During this period, the Fund outperformed its benchmark, the LB Municipal Index. The Fund's stronger relative performance was largely the result of certain holdings being advance refunded as well as security selection in the insured and tobacco settlement sectors. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. During the six-month reporting period, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy
From October 31, 2003 to April 30, 2004, long-term municipal bond yields increased by approximately 13 basis points. Over that time period, the long municipal bond market slightly underperformed the taxable bond market on a pre-tax basis, but outperformed on an after-tax basis. For example, the LB Municipal Index gained 1.19% during the six-month period ended April 30, 2004 while the LB U.S. Aggregate Index, representing taxable bonds, generated a pre-tax return of 1.25% over the same period. The Treasury bond component of the aggregate index posted a lower pre-tax return of 0.75%. As of April 30, 2004, 30-year municipal bonds were yielding approximately 95% of comparable maturity Treasury bonds.

Continued weak economic conditions, as well as minimal concern for inflation, contributed to declining municipal bond yields through early March 2004. As signs of economic recovery emerged in the latter part of March and into early April, municipal bond yields started to rise in concert with taxable yields. In anticipation of a more imminent reaction by the U.S. Federal Reserve to the stronger economic indicators, the market began to push shorter maturity bond yields higher at a faster pace than longer maturity bonds. As a result, the difference between 30-year and five-year short-term municipal bond yields declined by 0.43%. The yield curve, a plot of bond yields sorted by ascending maturity, normally slopes upward for longer maturity bonds. When the difference in yield between short- and long-term bonds declines, the change in the shape of the curve is referred to as a "flattening." When the curve flattens, the cost, as measured by the decline in yield, of reducing interest rate sensitivity by moving from longer maturity bonds to shorter maturity bonds, declines.


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2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND
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The prolonged low rate environment has resulted in an increased demand for lower-rated bonds that carry higher yields. As demand for those higher yielding bonds increased, the incremental difference in yield compared to better quality bonds declined. As a result, higher yielding bonds, in general, generated strong relative performance over the period.

Given their lower credit profiles, the health care and industrial development sectors led the market in performance over the past six months. Two of the weakest performing sectors, pre-refunded bonds and housing bonds, were high credit quality sectors. Pre-refunded bonds typically have very short effective maturities so rising short-term rates hurt the performance of those securities. Continued concerns regarding increased refinancing activity limited price improvement in municipal housing bonds. Municipal housing bonds are secured by homeowners' mortgages. As homeowners prepay their mortgages, municipal housing bonds are redeemed at par (100% of face value). Typically, lower yields cause bond prices to increase, but if the market anticipates that a bond may be redeemed in the near term, it is unlikely to value the bonds at a price much above par.


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3

PORTFOLIO OF INVESTMENTS
April 30, 2004 (unaudited)

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-160.9%

Long-Term Municipal Bonds-159.3%
Alabama-9.0%
Huntsville Hlth Care Auth
  (Huntsville Hosp Sys) Ser 02B
  5.75%, 6/01/32(a)                         A2      $ 8,000      $  8,267,920
Jefferson Cnty Swr Rev
  FGIC Ser 99A
  5.375%, 2/01/36                          AAA       12,405        13,816,193
Marshall Cnty Hlth Care Auth
  (Marshall Cnty Med Ctr) Ser 02A
  5.75%, 1/01/32                            A-        2,500         2,523,525
Marshall Cnty Hlth Care Auth
  (Marshall Cnty Med Ctr) Ser 02D
  5.75%, 1/01/32                            A-        3,000         3,030,270
                                                                 ------------
                                                                   27,637,908
                                                                 ------------
Alaska-0.8%
Alaska Intl Arpt Rev
  MBIA Ser 03B
  5.00%, 10/01/26                          AAA        1,000           995,950
Alaska Mun Bd Bk Auth
  MBIA Ser 04G
  5.00%, 2/15/24                           AAA        1,345         1,352,129
                                                                 ------------
                                                                    2,348,079
                                                                 ------------
Arkansas-2.3%
Arkansas Dev Fin Auth SFMR
  (Mtg Rev) GNMA Ser 02A
  5.30%, 7/01/34                           AAA        6,985         7,037,387
                                                                 ------------
California-9.1%
California GO
  Ser 02
  5.25%, 4/01/30                           BBB        1,000           984,640
  Ser 03
  5.00%, 2/01/32                           BBB        3,250         3,077,295
  5.25%, 2/01/24                           BBB        2,500         2,499,800
  Ser 04
  5.00%, 2/01/33                           BBB        3,200         3,027,328
  5.25%, 4/01/29                                      2,000         1,971,200
Coachella Valley Uni Sch Dist
  MBIA Ser 03
  5.00%, 9/01/31                           AAA        1,000           991,100
Hartnell Comm College
  MBIA Ser 03A
  5.00%, 8/01/27                           AAA        1,155         1,157,449


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4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND
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                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/18                          BBB-      $ 1,715      $  1,673,102
Los Angeles Regl Arpts
  (Laxfuel Corp) AMBAC Ser 01AMT
  5.50%, 1/01/32                           AAA        9,500         9,575,905
San Rafael Elem Sch Dist
  FSA Ser 03A
  5.00%, 8/01/28                           AAA        2,820         2,808,015
                                                                 ------------
                                                                   27,765,834
                                                                 ------------
Colorado-2.4%
Avon Hsg Auth MFHR
  (Buffalo Ridge II Proj) GNMA
  Ser 02A AMT
  5.70%, 10/20/43                          AAA        4,950         5,063,108
Denver City & Cnty MFHR
  (Clyburn Stapleton Proj) GNMA
  Ser 02 AMT
  5.50%, 12/20/43(a)                       Aaa        2,155         2,168,878
                                                                 ------------
                                                                    7,231,986
                                                                 ------------
Connecticut-0.3%
Mohegan Tribe Indians Gaming Auth
  Ser 03
  5.125%, 1/01/23                         BBB-        1,000           966,710
                                                                 ------------
District of Columbia-1.6%
District of Columbia
  Tobacco Settlement Bonds Ser 01
  6.75%, 5/15/40                           BBB        1,500         1,377,810
District of Columbia Special Tax Rev
  (Gallery Place Proj) Ser 02
  5.40%, 7/01/31                           AAA        3,500         3,604,405
                                                                 ------------
                                                                    4,982,215
                                                                 ------------
Florida-27.2%
Beacon Tradeport Cmnty Dev Dist
  Ser 02B
  7.25%, 5/01/33                            NR        7,350         7,651,718
Brevard Cnty HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.40%, 3/01/33(a)                        Aaa        2,250         2,255,535
Collier Cnty CFD
  (Fiddler's Creek) Ser 02A
  6.875%, 5/01/33                           NR       10,015        10,412,495
Collier Cnty CFD
  (Fiddler's Creek) Ser 02B
  6.625%, 5/01/33                           NR        5,270         5,389,787


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Dade Cnty Arpt Rev
  (Miami Int'l Arpt) FGIC Ser 02 AMT
  5.375%, 10/01/32                         AAA      $ 6,040      $  6,143,828
Florida Educ & Athletic Fac
  (FSU Finl Assist) AMBAC Ser 02
  5.00%, 10/01/31                          AAA        5,000         5,020,200
Florida Hsg Fin Corp MFHR
  (Westminster Apts) FSA
  Ser 02E-1 AMT
  5.40%, 4/01/42                           AAA        3,000         3,027,120
Hamal Cmnty Dev Dist
  (Hamal) Ser 01
  6.75%, 5/01/31                            NR        2,460         2,531,734
Jacksonville Wtr & Swr Sys Rev
  (Jacksonville Elec) MBIA Ser 02A
  5.50%, 10/01/41                          AAA       20,000        20,713,600
Lee Cnty Arpt Rev
  (Southwest FL Intl) FSA
  Ser 00A AMT
  5.75%, 10/01/22                          AAA        5,000         5,378,950
  5.75%, 10/01/25                                     4,500         4,843,665
Lee Cnty Cmnty Dev Dist
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                            NR        1,770         1,849,455
Lee Cnty IDA Hlth Fac
  (Shell Point Village) Ser 99A
  5.50%, 11/15/29                         BBB-        2,500         2,350,075
Miami Beach Hlth Facs Hosp Rev
  (Mount Sinai Med Ctr) Ser 04
  6.75%, 11/15/24                           BB        2,000         1,963,040
Orange Cnty Hlth Facs Hosp Rev
  (Orlando Regional) Ser 02
  5.75%, 12/01/32                           A-        1,400         1,431,276
Pinellas Cnty HFA SFMR
  (Mtg Rev) GNMA/FNMA
  Ser 02A AMT
  5.40%, 3/01/32(a)                        Aaa        1,240         1,243,819
Village Cmnty Dev Dist
  Ser 03A
  6.00%, 5/01/22                            NR        1,000         1,012,730
                                                                 ------------
                                                                   83,219,027
                                                                 ------------
Georgia-2.5%
  Cartersville Dev Auth
  (Anheuser Busch Proj) Ser 02 AMT
  5.95%, 2/01/32                            A+        2,510         2,621,946
Georgia HFA SFMR
  (Mtg Rev) Ser 02A-2 AMT
  5.60%, 12/01/32                          AAA        4,975         5,011,367
                                                                 ------------
                                                                    7,633,313
                                                                 ------------


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6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND
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                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Hawaii-0.8%
Hawaii St Elec Rev
  XLCA Ser 03B AMT
  5.00%, 12/01/22                          AAA      $ 2,500      $  2,490,925
                                                                 ------------
Illinois-18.4%
Bolingbrook GO
  FGIC Ser 02A
  5.375%, 1/01/38                          AAA        5,000         5,152,950
Chicago Arpt Rev
  (O'Hare Int'l Arpt) MBIA
  Ser 02A AMT
  5.375%, 1/01/32                          AAA       15,000        15,144,150
Chicago Arpt Rev
  (O'Hare Int'l Arpt) XLCA Ser 03B-1
  5.25%, 1/01/34                           AAA        1,760         1,785,168
Chicago GO
  FGIC Ser 00
  5.50%, 1/01/40                           AAA       14,585        14,982,879
Chicago Parking Rev
  (Lakefront Millennium) MBIA Ser 98
  5.125%, 1/01/28                          AAA        9,000         8,968,770
Chicago Sales Tax Rev
  FGIC Ser 98
  5.25%, 1/01/28                           AAA        5,710         5,784,458
Cook Cnty Sch Dist
  FSA Ser 04
  zero coupon, 12/01/20(b)                 AAA        1,000           837,180
Met Pier & Expo Auth
  (McCormick Place) MBIA Ser 02A
  5.25%, 6/15/42                           AAA        3,750         3,793,088
                                                                 ------------
                                                                   56,448,643
                                                                 ------------
Indiana-4.6%
Indiana HFA SFMR
  (Mtg Rev) GNMA/FNMA
  Ser 02 AMT
  5.55%, 7/01/32(a)                        Aaa        3,820         3,864,770
Indianapolis Pub Improv Bond
  MBIA Ser 02A
  5.25%, 7/01/33                           AAA       10,000        10,158,400
                                                                 ------------
                                                                   14,023,170
                                                                 ------------
Iowa-1.9%
Iowa
  Tobacco Settlement Bonds Ser 01B
  5.30%, 6/01/25                           BBB        5,400         4,447,332
Iowa Fin Auth SFMR
  (Mtg Rev) GNMA/FNMA
  Ser 02A AMT
  5.40%, 7/01/32                           AAA        1,440         1,443,269
                                                                 ------------
                                                                    5,890,601
                                                                 ------------


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7
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                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Louisiana-1.1%
Calcasieu Parish SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A
  6.05%, 4/01/33(a)                        Aaa      $   410      $    422,201
Louisiana HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.60%, 6/01/33(a)                        Aaa        2,965         2,989,758
                                                                 ------------
                                                                    3,411,959
                                                                 ------------
Massachusetts-3.2%
Massachusetts GO
  Ser 02C
  5.25%, 11/01/30                          AA-        1,780         1,946,857
Massachusetts GO
  Ser 02C Prerefunded
  5.25%, 11/01/30                          AA-        3,220         3,558,519
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys) Asset Gty
  Ser 01E
  5.70%, 10/01/25                           AA        2,000         2,103,340
Massachusetts Hlth & Ed Fac Hosp Rev
  (Cape Cod Healthcare) Asset Gty
  Ser 01C
  5.25%, 11/15/31                           AA        2,100         2,093,889
                                                                 ------------
                                                                    9,702,605
                                                                 ------------
Michigan-3.7%
Detroit Dev Fin Auth
  (Daimler/Chrysler Plant) Ser 98A
  5.50%, 5/01/21                           BB-        1,665         1,338,543
Michigan Strategic
  (Detroit Edison Co Proj) XLCA
  Ser 02 AMT
  5.45%, 12/15/32                          AAA        5,000         5,116,950
Saginaw Hosp Fin Auth Hosp Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                             A        4,410         4,730,828
                                                                 ------------
                                                                   11,186,321
                                                                 ------------
Missouri-0.9%
Missouri SFMR
  (Mtg Rev) GNMA/FNMA
  Ser 02A-1 AMT
  5.58%, 9/01/32                           AAA        2,870         2,907,855
                                                                 ------------
Nevada-15.8%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj) Radian
  Ser 03A
  5.00%, 9/01/23                            AA        2,600         2,539,992
Clark Cnty Arpt Rev
  FGIC Ser 01B
  5.25%, 7/01/34                           AAA       11,920        12,089,383


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8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Nevada Dept Bus & Ind
  (Las Vegas Monorail Proj) AMBAC
  Ser 00
  5.625%, 1/01/32                          AAA      $11,720      $ 12,547,315
Reno Special Tax
  (Retrac Transp Proj) AMBAC Ser 02
  5.25%, 6/01/41                           AAA        1,000         1,012,420
Reno Special Tax
  FGIC Ser 02
  5.375%, 6/01/32                          AAA        7,500         7,729,800
Truckee Meadows Wtr Auth
  FSA Ser 01A
  5.25%, 7/01/34                           AAA       12,000        12,315,720
                                                                 ------------
                                                                   48,234,630
                                                                 ------------
New Hampshire-1.4%
New Hampshire Hlth & Ed Fac Hosp Rev
  (Covenant Med Ctr) Ser 02
  6.125%, 7/01/31                           A-        4,200         4,311,930
                                                                 ------------
New York-2.9%
New York City GO
  Ser 04I
  5.00%, 8/01/21                             A        8,850         8,884,515
                                                                 ------------
North Dakota-0.9%
North Dakota HFA SFMR
  (Mtg Rev) Ser 02A AMT
  5.65%, 1/01/34(a)                        Aa2        2,795         2,829,379
                                                                 ------------
Ohio-3.8%
Cleveland-Cuyahoga Cnty
  Port Auth Rev Ser 01
  7.35%, 12/01/31                           NR        5,000         5,162,400
Fairfield Cnty Hosp Rev
  (Fairfield Med Ctr Proj) Radian Ser 03
  5.00%, 6/15/22                            AA        1,585         1,588,059
  5.00%, 6/15/23                                      1,000           995,080
  5.00%, 6/15/24                                      1,370         1,351,121
Ohio HFA SFMR
  (Mtg Rev) GNMA Ser 00D AMT
  6.05%, 3/01/31(a)                        Aaa        2,535         2,623,624
                                                                 ------------
                                                                   11,720,284
                                                                 ------------
Pennsylvania-3.2%
Pennsylvania Parking Fac
  (30th St Station Garage Proj) ACA
  Ser 02A AMT
  5.875%, 6/01/33                            A        2,050         2,107,154
Pennsylvania Trpk Transp Rev
  AMBAC Ser 01
  5.00%, 7/15/41                           AAA        2,000         1,969,940


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Philadelphia Hosp Rev
  (Temple Univ Hosp) Ser 93A
  6.625%, 11/15/23                         BBB      $ 3,000      $  3,053,310
Washington Cnty
  AMBAC Ser 99
  6.15%, 12/01/29                          AAA        2,300         2,631,982
                                                                 ------------
                                                                    9,762,386
                                                                 ------------
South Carolina-0.5%
Richland Lexington Arpt Rev
  (Columbia Met Arpt) FSA Ser04 AMT
  5.125%, 1/01/25                          AAA          500           484,950
South Carolina
  Tobacco Settlement Bonds Ser 01B
  6.375%, 5/15/30                          BBB        1,000           901,410
                                                                 ------------
                                                                    1,386,360
                                                                 ------------
Texas-20.7%
Bexar Cnty Hsg Fin Corp MFHR
  (Doral Club & Sutton House Apts)
  MBIA Ser 01A
  5.55%, 10/01/36(a)                       Aaa       15,000        14,420,100
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt) FGIC Ser 01 AMT
  5.50%, 11/01/35                          AAA       10,000        10,171,700
Gulf Coast Waste Disp Auth
  (Anheuser-Busch Proj) Ser 02 AMT
  5.90%, 4/01/36                            A+        9,000         9,379,980
Harris Cnty
  (Flood Ctl) Ser 03B
  5.00%, 10/01/23                          AA+        2,600         2,662,608
Harris Cnty Toll Road Rev
  FSA Ser 02
  5.125%, 8/15/32                          AAA        2,500         2,510,675
Houston
  (Northeast Wtr Purification Proj)
  FGIC Ser 02
  5.125%, 3/01/32                          AAA        7,000         7,028,560
Matagorda Cnty Util Rev
  (Centerpoint Energy Proj) Ser 04
  5.60%, 3/01/27                           BBB        1,000           999,910
San Antonio Arpt Rev
  FGIC Ser 02A AMT
  5.25%, 7/01/27                           AAA        5,250         5,287,695
Seguin High Ed Fac Rev
  (Texas Lutheran University Proj)
  Ser 04
  5.25%, 9/01/33                          BBB-        1,250         1,153,525
Texas GO
  Ser 02A AMT
  5.50%, 8/01/41                            AA        9,470         9,687,526
                                                                 ------------
                                                                   63,302,279
                                                                 ------------


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10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Utah-0.8%
Davis Cnty Sales Tax Rev
  AMBAC Ser 03B
  5.25%, 10/01/23                          AAA      $ 1,000      $  1,031,910
Utah Hsg Corp MFHR
  (Bluffs Apts Proj) GNMA
  Ser 02A AMT
  5.60%, 7/20/30(a)                        Aaa        1,480         1,525,125
                                                                 ------------
                                                                    2,557,035
                                                                 ------------
Virginia-2.8%
Fauquier Cnty IDA Hosp Rev
  (Fauquier Hospital) Asset Gty Ser 02
  5.25%, 10/01/31                           AA        8,500         8,547,005
                                                                 ------------
Washington-8.8%
King Cnty Swr Rev
  FSA Ser 02A
  5.25%, 1/01/32                           AAA        3,000         3,045,120
Twenty-Fifth Ave Pptys
  (University of WA) MBIA Ser 02
  5.25%, 6/01/33                           AAA        9,750         9,903,367
Washington
  Tobacco Settlement Bonds Ser 02
  6.625%, 6/01/32                          BBB        5,000         4,615,800
Washington HFA SFMR
  (Mtg Rev) GNMA/FNMA
  Ser 02A AMT
  5.83%, 6/01/29(a)                        Aaa        9,090         9,259,256
                                                                 ------------
                                                                   26,823,543
                                                                 ------------
Wisconsin-7.9%
Wisconsin Hlth & Ed Fac Hosp Rev
  (Ministry Hlth Care) MBIA Ser 02A
  5.25%, 2/15/32                           AAA       13,615        13,747,338
Wisconsin Hsg Auth SFMR
  (Mtg Rev) MBIA Ser 02A AMT
  5.60%, 5/01/33                           AAA        5,000         5,159,000
Wisconsin Hsg Auth SFMR
  (Mtg Rev) Ser 02A AMT
  5.50%, 9/01/32                            AA        5,125         5,142,937
                                                                 ------------
                                                                   24,049,275
                                                                 ------------
Total Long-Term Municipal Bonds
  (cost $473,946,284)                                             487,293,159
                                                                 ------------
Short Term Municipal Notes(c)-1.6%
Alaska-0.6%
Valdez Marine Term Rev
  (Exxon Pipeline Co Proj) Ser 93B
  1.02%, 12/01/33                          A-1+       1,800         1,800,000
                                                                 ------------


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11

                                      Standard    Principal
                                      & Poor's       Amount
                                       Ratings        (000)             Value
-------------------------------------------------------------------------------
Arizona-0.1%
Coconino Cnty PCR
  (Ariz Pub Svc Co Proj) Ser 98
  1.12%, 11/01/33                          A-1       $  500      $    500,000
                                                                 ------------
California-0.3%
Irvine Ranch Wtr Dist
  Ser 85B
  1.10%, 10/01/04                          A-1+       1,000         1,000,000
                                                                 ------------
Illinois-0.1%
Illinois Hlth Facs Rev
  (Resurrection Hlth Proj) Ser 99A
  1.04%, 5/15/29                           A-1          200           200,000
                                                                 ------------
Michigan-0.1%
Michigan Strategic Fund
  (Henry Ford Museum Proj) Ser 02
  1.10%, 12/01/33(a)                    VMIG-1          500           500,000
                                                                 ------------
Minnesota-0.2%
St Paul Port Auth Dist
  Cooling Rev Ser 02R
  1.20%, 3/01/22                           A-1+         500           500,000
                                                                 ------------
Wyoming-0.2%
Lincoln Cnty PCR
  (Exxon Proj) Ser 87B AMT
  1.08%, 7/01/17                           A-1+         500           500,000
                                                                 ------------
Total Short Term Municipal Notes
  (cost $5,000,000)                                                 5,000,000
                                                                 ------------
Total Investments-160.9%
  (cost $478,946,284)                                             492,293,159
Other assets less liabilities-2.8%                                  8,667,402
Preferred stock, at redemption
  value-(63.7%)                                                  (195,000,000)
                                                                 ------------
Net Assets Applicable to Common
  Shareholders-100%(d)                                           $305,960,561
                                                                 ============


-------------------------------------------------------------------------------
12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

INTEREST RATE SWAP (see Note C)

                                                 Rate Type
                                         ------------------------
                                          Payments
                                          made by      Payments
    Swap         Notional   Termination     the      received by    Unrealized
Counterparty      Amount       Date      Portfolio  the Portfolio  Appreciation
-------------------------------------------------------------------------------
Merrill Lynch   $26,700,000  02/03/06       BMA*      85.10% of      $12,017
                                                   1 Month LIBOR1+

* BMA (Bond Market Association)

+ LIBOR (London Interbank Offered Rate)


(a) Moody's or Fitch Rating.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

    Glossary of Terms:

    ACA   - American Capital Access Financial Guaranty Corporation
    AMBAC - American Municipal Bond Assurance Corporation
    AMT   - Alternative Minimum Tax- (subject to)
    CFD   - Communities Facilities District
    FGIC  - Financial Guaranty Insurance Company
    FNMA  - Federal National Mortgage Association
    FSA   - Financial Security Assurance, Inc.
    GNMA  - Government National Mortgage Association
    GO    - General Obligation
    HFA   - Housing Finance Authority
    IDA   - Industrial Development Authority
    MBIA  - Municipal Bond Investors Assurance
    MFHR  - Multi-Family Housing Revenue
    NR    - Rating not applied for
    PCR   - Pollution Control Revenue
    SFMR  - Single Family Mortgage Revenue
    XLCA  - XL Capital Assurance

    See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13

STATEMENT OF ASSETS & LIABILITIES
April 30, 2004 (unaudited)

Assets
Investments in securities, at value (cost $478,946,284)     $492,293,159
Unrealized appreciation of swap agreements                        12,017
Interest receivable                                            8,079,462
Receivable for investment securities sold                      4,940,211
Prepaid expenses                                                 260,016
                                                            ------------
Total assets                                                 505,584,865
                                                            ------------
Liabilities
Due to custodian                                                  12,198
Payable for investment securities purchased                    4,194,245
Advisory fee payable                                             176,840
Dividends payable-preferred shares                                94,929
Accrued expenses and other liabilities                           146,092
                                                            ------------
Total liabilities                                              4,624,304
                                                            ------------
Preferred Stock, at redemption value
  $.001 par value per share; 7,800 shares
  Auction Preferred Stock authorized, issued and
  outstanding at $25,000 per share liquidation
  preference                                                 195,000,000
                                                            ------------

Net Assets Applicable to Common Shareholders                $305,960,561
                                                            ============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
  1,999,992,200 shares authorized,
  20,471,667 shares issued and outstanding                       $20,472
Additional paid-in capital                                   290,278,214
Undistributed net investment income                            4,633,333
Accumulated net realized loss on investment transactions      (2,330,350)
Net unrealized appreciation of investments                    13,358,892
                                                            ------------
Net Assets Applicable to Common Shareholders                $305,960,561
                                                            ============
Net Asset Value Applicable to Common Shareholders
  (based on 20,471,667 common shares outstanding)                 $14.95
                                                                  ======


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (unaudited)

Investment Income
Interest                                                     $13,535,092
Expenses
Advisory fee                                    $1,672,629
Auction Preferred Stock--auction
  agent's fees                                     248,709
Custodian                                           79,903
Audit and legal                                     69,218
Printing                                            32,986
Registration fees                                   22,648
Directors' fees and expenses                        17,500
Transfer agency                                     12,340
Miscellaneous                                       34,608
                                              ------------
Total expenses                                   2,190,541
Less: expenses waived by the Adviser
  (see Note B)                                    (643,319)
                                              ------------
Net expenses                                                   1,547,222
                                                            ------------
Net investment income                                         11,987,870
                                                            ------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
  Investment transactions                                      1,498,739
  Swaps                                                              354
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                 (3,838,723)
  Swaps                                                           12,017
                                                            ------------
Net loss on investment transactions                           (2,327,613)
                                                            ------------
Dividends to Auction Preferred
Shareholders from
Net investment income                                         (1,136,715)
                                                            ------------
Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                           $  8,523,542
                                                            ============


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                           Six Months
                                             Ended           Year Ended
                                         April 30, 2004      October 31,
                                           (unaudited)          2003
                                         ---------------   ---------------

Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                      $ 11,987,870     $ 24,270,547
Net realized gain (loss) on investment
  transactions                                1,499,093       (2,630,045)
Net change in unrealized
  appreciation/depreciation
  of investments                             (3,826,706)       3,420,258
Dividends to Auction Preferred
Shareholders from
Net investment income                        (1,136,715)      (2,745,557)
                                           ------------     ------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                             8,523,542       22,315,203
Dividends to Common
Shareholders from
Net investment income                       (10,123,397)     (17,902,449)
Preferred offering costs and sales load              -0-        (110,084)
                                           ------------     ------------
Total increase (decrease)                    (1,599,855)       4,302,670
Net Assets Applicable to
Common Shareholders
Beginning of period                         307,560,416      303,257,746
                                           ------------     ------------
End of period (including undistributed
  net investment income of $4,633,333
  and $3,905,575, respectively)            $305,960,561     $307,560,416
                                           ============     ============


See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)

NOTE A
Significant Accounting Policies
Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17 provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its


-------------------------------------------------------------------------------
18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. For the six months ended April 30, 2004, the amount of such fees waived was $643,319.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund.During the six months ended April 30, 2004, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2004, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
  U.S. government securities)            $    69,574,467   $    68,537,101
U.S. government securities                            -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation                              $    15,541,678
Gross unrealized depreciation                                   (2,194,803)
                                                           ---------------
Net unrealized appreciation                                $    13,346,875
                                                           ===============

1. Swap Agreements
The Fund may enter into swaps to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE D
Common Stock
The Fund has 1,999,992,200 shares of $.001 par value common stock authorized. There are 20,471,667 shares of common stock outstanding at April 30, 2004.

NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series T and W. The dividend rate on the Series M is 1.06% effective through May 3, 2004. The dividend rate on the Series T is 1.45% effective through March 8, 2004. The dividend rate on the Series W is 1.079% effective through May 5, 2004. The dividend rate on the Series TH is 1.70% effective through August 4, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


-------------------------------------------------------------------------------
20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

NOTE F
Distributions To Common Shareholders
The tax character of distributions to be paid to common shareholders for the year ending October 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows:

                                               2003              2002
                                         ---------------   ---------------
Distributions paid from:
  Ordinary income                        $        56,946   $        26,652
  Tax exempt income                           17,845,503        11,365,824
                                         ---------------   ---------------
Total distributions paid                 $    17,902,449   $    11,392,476(a)
                                         ===============   ===============

As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                            $     4,039,444
Accumulated capital and other losses                            (3,829,443)(b)
Unrealized appreciation/(depreciation)                          17,185,598
                                                           ---------------
Total accumulated earnings/(deficit)                       $    17,395,599
                                                           ---------------

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $ 3,829,443, of which $1,199,398 expires in the year 2010 and $2,630,045 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21

NOTE H
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


-------------------------------------------------------------------------------
22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                      Six Months                             January 28,
                                                                           Ended         Year Ended           2002(a) to
                                                                  April 30, 2004        October 31,          October 31,
                                                                     (unaudited)               2003                 2002
                                                                  --------------------------------------------------------
Net asset value, beginning of period                                      $15.02              $14.81              $14.33
                                                                  --------------------------------------------------------
Income from Investment Operations
Net investment income(b)(c)                                                  .59                1.19                 .74
Net realized and unrealized (loss) on
  investment transactions                                                   (.10)                .03                 .60
Dividends to preferred shareholders from
  Net investment income (common stock
    equivalent basis)                                                       (.06)               (.13)               (.08)
                                                                  --------------------------------------------------------
Net increase in net asset value from operations                              .43                1.09                1.26
                                                                  --------------------------------------------------------
Less: Dividends to common
  shareholders from
  Net investment income                                                     (.50)               (.87)               (.64)
Common stock offering costs                                                   -0-                 -0-               (.03)
Preferred stock offering costs and sales load                                 -0-               (.01)               (.11)
                                                                  --------------------------------------------------------
  Net asset value, end of period                                          $14.95              $15.02              $14.81
                                                                  ========================================================
  Market value, end of period                                             $13.34              $13.71              $13.48
                                                                  ========================================================
Discount                                                                  (10.77)%             (8.72)%             (8.98)%

Total Return
Total investment return based on:(d)
  Market value                                                              0.71%               8.36%              (5.92)%
  Net asset value                                                           3.02%               8.05%               8.14%
Ratios/Supplemental Data:
Net assets applicable to common shareholders,
  end of period (000's omitted)                                         $305,961            $307,560            $303,258
Preferred Stock, at redemption value
  ($25,000 per share liquidation preference)
  (000's omitted)                                                       $195,000            $195,000            $195,000

Ratios to average net assets applicable
  to common shareholders of:
  Expenses, net of fee waivers(e)                                            .97%(f)             .95%                .95%(f)
  Expenses, before fee waivers(e)                                           1.37%(f)            1.36%               1.33%(f)
  Net investment income, before preferred
    stock dividends(c)(e)                                                   7.53%(f)            7.88%               6.73%(f)
  Preferred stock dividends                                                  .71%(f)             .89%                .76%(f)
  Net investment income, net of preferred
    stock dividends(c)                                                      6.82%(f)            6.99%               5.97%(f)
Portfolio turnover rate                                                       14%                 11%                 13%
Asset coverage ratio                                                         257%                258%                255%


See footnote summary on page 25.


-------------------------------------------------------------------------------
24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b) Based on average shares outstanding.

(c) Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f) Annualized.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A Special Meeting of Shareholders of Alliance National Municipal Income Fund was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                      Authority
                                                     Voted For         Withheld
-------------------------------------------------------------------------------
1. To elect directors    Class One Nominees
                         (terms expire in 2007)


                         John H. Dobkin             17,347,324          282,772
                         Clifford L. Michel         17,348,281          281,815
                         Donald J. Robinson         17,340,087          290,009


-------------------------------------------------------------------------------
26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Robert B. Davidson, III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent, Transfer
Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
----------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds
----------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds
----------------------------------
Domestic
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International
All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds
----------------------------------
Domestic
Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

Taxable Bond Funds
----------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
----------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
----------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
----------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSEtrading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 29

ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

NMISR0404


ITEM 2. CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.      DESCRIPTION OF EXHIBIT
    -----------      ----------------------
    11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c)           Certification of Principal Executive Officer and Principal

                     Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance National Municipal Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

By:      /s/Mark D. Gersten
         --------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  June 30, 2004